Summary Prospectus

March 1, 2017, as supplemented through June 1, 2017

AI Large Cap Growth Fund

Institutional	|	LGNIX	|	026762161
Class A	|	LGNAX	|	026762153
Class C	|	LGNCX	|	026762179

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2017, as supplemented through June 1, 2017, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.americanindependence.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Click here to view the fund’s statutory prospectus
or statement of additional information

FUND SUMMARY – AI LARGE CAP GROWTH FUND

(formerly American Independence Large Cap Growth Fund)

Investment Objectives.

The primary objective of the AI Large Cap Growth Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 64 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	1.34%	1.34%	1.34%
Total Annual Fund Operating Expenses	2.34%	2.72%	3.34%
Fee Waivers and Expense Reimbursements(2)	-1.25%	-1.25%	-1.25%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.09%	1.47%	2.09%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     Manifold Fund Advisors, LLC (“Manifold Fund Advisors” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses to 1.09%, 1.47% and 2.09% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$111	$610	$1,137	$2,580
Class A Shares	$716	$1,259	$1,827	$3,364
Class C Shares	$312	$911	$1,633	$3,547

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$212	$911	$1,633	$3,547

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of large-cap U.S. companies, at the time of purchase. A large cap company is defined as a company that has a market capitalization found within the Russell 1000® Index (between $1.98 billion and $550 billion at the time of its most recent reconstitution on May 27, 2016) at the time of purchase. The size of the companies in the Russell 1000® Index will change with market conditions. While the Fund’s investments will consist primarily of domestic securities, the Fund may also invest its net assets in sponsored or unsponsored depositary receipts and securities of foreign companies that are traded on U.S. stock exchanges.

Under normal market conditions, the Fund:

➢  Will invest at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in U.S. large-cap companies.

➢  May invest up to 20% of the Fund’s net assets, plus any borrowings in equity securities of foreign issuers, through Depositary Receipts and similar investments that are traded on a U.S. stock exchange. Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. Sponsored depositary receipts are organized with the cooperation of the issuer of the underlying securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Types of depositary receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Act of 1933 and Securities Exchange Act of 1934, each as amended, and GDRs trade on the London Stock Exchange.

➢  May invest up to 20% of the Fund's net assets, plus any borrowings for investment purposes, in mid-cap companies.

➢  May invest up to 10% of its total assets in the securities of one company.

The Adviser seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a fundamentally-based quantitative security ranking method in conjunction with a portfolio optimizer that attempts to maximize prospective returns while controlling volatility of returns. Securities are ranked primarily on the basis of a pattern recognition algorithm that uses recent and historical data from the financial reports of the target companies to predict relative returns of a mid- to large-cap universe of equity securities. The optimizer uses these forecasted relative returns along with actual historical return data for estimating portfolio return volatility.

The Fund is non-diversified, meaning that it may invest a significant percentage of its assets in the securities of one issuer. In addition, the Fund may focus on a particular market sector or sectors. The Fund may invest up to 10% of its total assets in the securities of one company. The Fund may also engage in frequent and active trading as part of its principal investment strategy.

Main types of securities the Fund may hold:

➢  Common stocks of U.S. companies, including real estate investment trusts (“REITs”)

➢  ADRs and GDRs

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Mid-Cap Securities Risk. The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Sector Concentration Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, financial services, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary (or “cyclical”) sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Consumer Staples Sector Risk. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors. In addition, changes in government regulation, the performance of the overall economy, interest rates, and consumer confidence may adversely affect such companies.

Financial Services Sector Risk. Companies in the financial services sector can be significantly affected by a downturn in the economy, in general, and in the financial services industry, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rates, and price competition.

Health Care Sector Risk. Companies in the health care sector are impacted by factors such as extensive government regulation, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, and changes in technologies.

Technology Sector Risk. Companies in the technology sector are impacted by factors such as rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Foreign Securities Risk. Investing in foreign securities (including ADRs and GDRs) subjects the Fund to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. In addition, investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing the Fund’s performance and by comparing the Fund’s average annual returns for the 1 year period and since inception (July 13, 2015) with that of the Fund’s benchmark, the Russell 1000 Growth Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and does not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	5.10%	Q2 2016
Worst quarter:	-2.11%	Q1 2016

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	3.81%	-4.44%
Return After Taxes on Distributions	3.80%	-4.45%
Return After Taxes on Distributions and sale of shares	2.16%	-3.38%
Class A Shares (Return Before Taxes)	-2.62%	-8.58%
Class C Shares (Return Before Taxes)	1.67%	-5.38%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	4.27%

(1)  For the period July 13, 2015 through December 31, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Adviser.

The Adviser for the Fund is Manifold Fund Advisors, LLC (the “Adviser” or “Manifold Fund Advisors”), formerly RiskX Investments, LLC.

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Charles McNally	Chief Portfolio Strategist of Manifold Fund Advisors, LLC	Manifold Fund Advisors, LLC	2017

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.